Exhibit 99.1

October 13, 2025 FOR IMMEDIATE RELEASE Investor Contact: Mark Warren (205) 298-3220 Media Contact: Janet Kavinoky (205) 298-3220

VULCAN MATERIALS COMPANY ANNOUNCES CEO SUCCESSION PLAN
Board of Directors Names Ronnie Pruitt Chief Executive Officer Effective January 1, 2026
Tom Hill to Become Executive Chairman of the Board
Birmingham, Alabama – October 13, 2025 – Vulcan Materials Company (NYSE:VMC), the nation’s largest producer of construction aggregates, announced that its Board of Directors has named Ronnie Pruitt Chief Executive Officer, effective January 1, 2026.
At that time, he will also join the company’s Board of Directors. The company’s current Chairman and CEO, Tom Hill, will transition to the role of Executive Chairman of the Board. Mr. Hill and Mr. Pruitt have partnered closely to develop and implement the company’s strategy and will continue to work together to ensure a smooth transition of responsibilities.
“Ronnie is the ideal person to lead Vulcan’s future growth and innovation,” said Tom Hill. “He is an experienced executive with deep expertise across the strategic, operational and commercial areas of our business. Ronnie’s proven leadership and commitment to The Vulcan Way will ensure a seamless transition as he focuses on continuing to create value for our shareholders, customers and employees.”
“Ronnie Pruitt is the right leader to guide Vulcan into the future,” said Grayson Hall, lead independent director. “This leadership transition is the culmination of a thoughtful, thorough and structured succession planning process that was focused on maintaining our strategic direction as an aggregates-led business.”
Mr. Hall continued, “On behalf of the entire Board, I’d like to extend my gratitude to Tom for his distinguished service. We look forward to benefitting from his continued counsel in his role of Executive Chairman.”
Mr. Pruitt is a veteran of the building materials industry with over three decades of experience. He has a proven track record of driving commercial excellence and strengthening operational performance. As Vulcan’s Chief Operating Officer, Mr. Pruitt has delivered on the Company’s two-pronged, durable growth strategy, continuing to expand aggregates unit profitability and strategically shape the Company’s portfolio.
“I am honored to lead this exceptional company,” said Pruitt. “Vulcan is well positioned with outstanding talent, a commitment to disciplined capital allocation and a proven strategy. Under Tom’s leadership, Vulcan developed a continuous improvement culture, and I’m excited to leverage the opportunities ahead to drive value for our customers and shareholders.”

 October 13, 2025
FOR IMMEDIATE RELEASE
About Ronnie Pruitt
Ronnie Pruitt, 55, will become Chief Executive Officer of Vulcan Materials Company, the nation’s largest producer of construction aggregates—crushed stone, sand, and gravel—on January 1, 2026.

A veteran of the building materials industry with over three decades of experience, Mr. Pruitt has a proven track record of driving commercial excellence and strengthening operational performance throughout his career.
Since August 2023, Mr. Pruitt has served as Vulcan’s Chief Operating Officer (COO). In this role, he has been a key architect of Vulcan’s two-pronged Durable Growth strategy: Enhance Our Core and Expand Our Reach. He is also a champion of The Vulcan Way culture—emphasizing continuous improvement and disciplined decision-making—which guides the company’s clear strategic direction.
Mr. Pruitt began his career as an entrepreneur, and this spirit helps him drive innovation, anticipate customer needs and successfully adapt to market dynamics.
Before becoming COO, Mr. Pruitt was Senior Vice President for Vulcan’s Southwest and Western Divisions. He joined Vulcan in August 2021 with the acquisition of U.S. Concrete, where he served as Chief Executive Officer.
Mr. Pruitt has served on the boards of directors of the National Stone, Sand and Gravel Association, the National Ready Mixed Concrete Association and the American Cement Association. He holds a bachelor’s degree from the University of Texas at Arlington.
About Vulcan Materials Company
Vulcan Materials Company, a member of the S&P 500 Index with headquarters in Birmingham, Alabama, is the nation’s largest supplier of construction aggregates – primarily crushed stone, sand and gravel – and a major producer of aggregates-based construction materials, including asphalt and ready-mixed concrete.  For additional information about Vulcan, go to www.vulcanmaterials.com.

 October 13, 2025
FOR IMMEDIATE RELEASE
FORWARD-LOOKING STATEMENT DISCLAIMER
This document contains forward-looking statements.  Statements that are not historical fact, including statements about Vulcan’s beliefs and expectations, are forward-looking statements.  Generally, these statements relate to future financial performance, results of operations, business plans or strategies, projected or anticipated revenues, expenses, earnings (including EBITDA and other measures), dividend policy, shipment volumes, pricing, levels of capital expenditures, intended cost reductions and cost savings, anticipated profit improvements and/or planned divestitures and asset sales.  These forward-looking statements are sometimes identified by the use of terms and phrases such as “believe,” “should,” “would,” “expect,” “project,” “estimate,” “anticipate,” “intend,” “plan,” “will,” “can,” “may” or similar expressions elsewhere in this document.  These statements are subject to numerous risks, uncertainties, and assumptions, including but not limited to general business conditions, competitive factors, pricing, energy costs, and other risks and uncertainties discussed in the reports Vulcan periodically files with the SEC.

Forward-looking statements are not guarantees of future performance and actual results, developments, and business decisions may vary significantly from those expressed in or implied by the forward-looking statements.  The following risks related to Vulcan’s business, among others, could cause actual results to differ materially from those described in the forward-looking statements: general economic and business conditions; a pandemic, epidemic or other public health emergency, such as the COVID-19 outbreak; Vulcan’s dependence on the construction industry, which is subject to economic cycles; the timing and amount of federal, state and local funding for infrastructure; changes in the level of spending for private residential and private nonresidential construction; changes in Vulcan’s effective tax rate; the increasing reliance on information technology infrastructure, including the risks that the infrastructure does not work as intended, experiences technical difficulties or is subjected to cyber-attacks; the impact of the state of the global economy on Vulcan’s businesses and financial condition and access to capital markets; risks related to international business operations and relationships, including recent actions taken by the Mexican government with respect to Vulcan’s property and operations in that country; the highly competitive nature of the construction industry; the impact of future regulatory or legislative actions, including those relating to climate change, wetlands, greenhouse gas emissions, the definition of minerals, tax policy or international trade; the outcome of pending legal proceedings; pricing of Vulcan’s products; weather and other natural phenomena, including the impact of climate change and availability of water; availability and cost of trucks, railcars, barges and ships as well as their licensed operators for transport of Vulcan’s materials; energy costs; costs of hydrocarbon-based raw materials; healthcare costs; labor shortages and constraints; the amount of long-term debt and interest expense incurred by Vulcan; changes in interest rates; volatility in pension plan asset values and liabilities, which may require cash contributions to the pension plans; the impact of environmental cleanup costs and other liabilities relating to existing and/or divested businesses; Vulcan’s ability to secure and permit aggregates reserves in strategically located areas; Vulcan’s ability to manage and successfully integrate acquisitions; the effect of changes in tax laws, guidance and interpretations; significant downturn in the construction industry may result in the impairment of goodwill or long-lived assets; changes in technologies, which could disrupt the way Vulcan does business and how Vulcan’s products are distributed; and other assumptions, risks and uncertainties detailed from time to time in the reports filed by Vulcan with the SEC.  All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.  Vulcan disclaims and does not undertake any obligation to update or revise any forward-looking statement in this document except as required by law.

Source: Vulcan Materials Company